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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMERICAN CAPITAL SENIOR FLOATING, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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American Capital Senior Floating, Ltd.
245 Park Avenue, 42nd Floor
New York, New York 10167

March 29, 2017

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of American Capital Senior Floating, Ltd. (the "Company") to be held on May 19, 2017 at 11:00 a.m., New York Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.

        The enclosed Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. At the meeting, you will be asked to approve a new investment advisory and management agreement (the "New Management Agreement") between the Company and Ivy Hill Asset Management, L.P., the Company's current investment adviser ("IHAM"), to approve and ratify certain payments made to the Company's prior investment adviser under the Company's prior management agreement (the "Prior Management Agreement"), and to approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting. IHAM has been serving as investment adviser to the Company since January 3, 2017 pursuant to an interim management agreement (the "Interim Management Agreement") that will end on the earlier of (i) the date the New Management Agreement is approved by the Company's stockholders and (ii) June 3, 2017, unless terminated earlier by the Company or IHAM.

        As discussed in more detail in the enclosed Proxy Statement, the Prior Management Agreement with American Capital ACSF Management, LLC, the prior investment adviser to the Company and an indirect wholly owned portfolio company of American Capital Ltd. ("ACAS"), was automatically terminated in accordance with its terms as a result of its deemed "assignment" under the Investment Company Act of 1940, as amended (the "Investment Company Act"), following the acquisition of ACAS by Ares Capital Corporation on January 3, 2017. In order to ensure the continued management of the Company, the Company's board of directors, including all of the directors who are not "interested persons" of the Company as defined in the Investment Company Act (the "Independent Directors"), unanimously approved the Interim Management Agreement between the Company and IHAM, which became effective as of January 3, 2017. The Company's board of directors, including all of the Independent Directors, also unanimously approved the New Management Agreement between the Company and IHAM, subject to stockholder approval.

        Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,

Kevin R. Braddish Director and Chief Executive Officer

American Capital Senior Floating, Ltd.
245 Park Avenue, 42nd Floor
New York, New York 10167

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2017

To the Stockholders of American Capital Senior Floating, Ltd.:

        Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of American Capital Senior Floating, Ltd., a Maryland corporation (the "Company"), will be held on May 19, 2017 at 11:00 a.m., New York Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 for the following purposes:

  1.
  To consider and vote upon a proposal to approve a new investment advisory and management agreement between the Company and Ivy Hill Asset Management, L.P., the Company's current investment adviser;

  2.
  To approve and ratify certain payments made to the Company's prior investment adviser under the Company's prior management agreement; and

  3.
  To approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting.

        Only the holders of record of shares of the Company's common stock (NASDAQ: ACSF) at the close of business on March 14, 2017 will be entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment of the meeting.

        It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Special Meeting. Instructions are shown on the proxy card.

        You have the option to revoke your proxy at any time prior to the Special Meeting, or to vote your shares personally on request if you attend the meeting.

By Order of the Board of Directors,

Ian P. Fitzgerald Secretary

New York, New York
March 29, 2017

American Capital Senior Floating, Ltd.

245 Park Avenue, 42nd Floor
New York, New York 10167

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

        The proxy card that accompanies this proxy statement is being solicited by the board of directors (the "Board") of American Capital Senior Floating, Ltd., a Maryland corporation (the "Company," "ACSF," "we," "us" or "our"), for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on May 19, 2017 at 11:00 a.m. New York Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, or at any adjournment or postponement thereof. This proxy statement, the Notice of Special Meeting of Stockholders and the accompanying proxy card are first being released to the Company's stockholders on or about March 29, 2017.

        The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on March 14, 2017.

        If your shares are held for your account by a broker, bank or other institution or nominee, your institution or nominee will not vote your shares unless you provide instructions to your institution or nominee on how to vote your shares. You should instruct your institution or nominee how to vote your shares by following the voting instructions provided by your institution or nominee.

        The Company has engaged the services of Georgeson LLC ("Georgeson") for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $10,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Georgeson may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.

 QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING

        The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the proposals, and the voting procedures for the Special Meeting.

Q:
Why am I receiving these materials?

A:
We are furnishing this proxy statement to you to solicit proxies on our behalf to be voted at the Special Meeting on May 19, 2017 at 11:00 a.m. New York Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036. The proxies also may be voted at any postponement or adjournment of the meeting.

All properly executed written proxies, and all properly completed proxies authorized by telephone or by the Internet, that are timely delivered pursuant to this solicitation will be voted at the Special Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

Q:
What is the record date and what does it mean?

A:
The record date for the Special Meeting is March 14, 2017 (the "record date"). The record date is established by the Board, and only holders of record of our common stock at the close of business on the record date are entitled to:

a.
receive notice of the meeting; and

b.
vote at the meeting and any postponement or adjournment of the meeting.

Each common stockholder of record on the record date is entitled to one vote for each share of common stock held. On the record date, there were 10,000,100 shares of common stock outstanding.

Q:
What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your shares of common stock are registered in your name on the books and records of our transfer agent, you are a common stockholder of record.

If your shares of common stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name. If your shares are held for you in street name, your institution or nominee will not vote your shares unless you provide instructions to your institution or nominee on how to vote your shares. You should instruct your institution or nominee how to vote your shares by following the voting instructions provided by your institution or nominee. For shares held through a benefit or compensation plan or a broker, bank or other nominee, you may vote by submitting voting instructions to your plan trustee, broker, bank or nominee. If you attend the Special Meeting, you may withdraw your proxy and vote in person.

It is important that you vote your shares of common stock if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to, "Will my shares be voted if I do not provide my proxy?" below.

Q:
What are the different methods that I can use to vote my shares of common stock?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the accompanying postage-paid return envelope as soon as possible so that your shares may be represented at the Special Meeting. You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the Special Meeting and vote in person instead of submitting a proxy.

Q:
What items will be considered and voted on at the Special Meeting?

A:

Proposal	Board Recommendations
1) Approve a new investment advisory and management agreement (the "New Management Agreement") between the Company and Ivy Hill Asset Management, L.P. ("IHAM" or the "adviser"), the Company's current investment adviser ("Proposal 1")	FOR

2) Approve and ratify certain payments made to American Capital ACSF Management, LLC ("ACSF Management"), the Company's prior investment adviser under the Company's prior management agreement (the "Prior Management Agreement") ("Proposal 2")	FOR

3) To approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting ("Proposal 3")	FOR
Q:
Why am I being asked to approve the New Management Agreement between the Company and IHAM?

A:
On January 3, 2017, Ares Capital Corporation ("Ares Capital") completed its acquisition of American Capital Ltd. ("ACAS") (the "Acquisition"). ACSF Management, our previous investment adviser, was an indirect wholly owned subsidiary of American Capital Asset Management, LLC ("ACAM"), a wholly owned portfolio company of ACAS. In connection with the Acquisition, ACAM merged with and into IHAM, a wholly owned portfolio company of Ares Capital, with IHAM being the surviving entity in such merger. The Prior Management Agreement automatically terminated on January 3, 2017 in accordance with its terms as a result of its deemed "assignment" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ACSF Management terminated its business and registration as an investment adviser upon the closing of the Acquisition and is now a wholly owned subsidiary of IHAM.

To ensure the continued management of the Company after the termination of the Prior Management Agreement, IHAM agreed to serve as the Company's investment adviser during an interim period pursuant to an interim management agreement (the "Interim Management Agreement"). The interim period began on January 3, 2017 and will end on the earlier of (i) the date the New Management Agreement is approved by the Company's stockholders (the "Effective Date") and (ii) June 3, 2017, unless terminated earlier by the Company or IHAM (the "Interim Agreement Termination Date").

IHAM is an investment adviser registered with the Securities and Exchange Commission (the "Commission"). It has an experienced team of investment professionals focused on investing in and managing primarily middle market senior secured assets through structured investment vehicles and managed accounts. As of December 31, 2016, IHAM managed 19 vehicles and served as the sub-manager/sub-servicer for two other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). As of December 31, 2016, IHAM had assets under management of approximately $3.8 billion. Ares Capital is externally managed by its investment adviser, Ares Capital Management LLC ("Ares Capital Management"). Ares Capital Management is a subsidiary of Ares Management, L.P. ("Ares Management"), a publicly traded, leading global alternative asset manager. Ares Capital Management, Ares Management, and their affiliated companies (other than portfolio companies of its affiliated funds) are referred to collectively as, "Ares." Ares Capital's administrator, Ares Operations LLC ("Ares Operations"), a subsidiary of Ares Management, provides certain administrative and other services necessary for IHAM and Ares Capital to operate.

  As the Company's current investment adviser under the Interim Management Agreement, IHAM manages the day-to-day operations of, and provides investment advisory and management services to, the Company, as ACSF Management did under the Prior Management Agreement. The Interim Management Agreement contains the same terms as the Prior Management Agreement, with the exception of its effective and termination dates and other immaterial differences. The Interim Management Agreement was unanimously approved by the Board, including all of the directors who are not "interested persons" of the Company (the "Independent Directors"), at an in-person meeting on December 19, 2016. At the December 19, 2016 meeting, the Board also considered and approved a form of investment advisory and management agreement with IHAM and recommended that it be submitted to stockholders for approval. At an in-person meeting on March 2, 2017, the Board, including all of the Independent Directors, unanimously approved the New Management Agreement, which superseded the previously approved investment advisory and management agreement with IHAM, subject to approval by the stockholders of the Company, which would permit IHAM to continue to serve as investment adviser to the Company beyond the Interim Agreement Termination Date.

  Stockholders of the Company are therefore being asked to approve the New Management Agreement. Under the New Management Agreement, IHAM will provide investment advisory services and certain administrative services to the Company comparable to those currently provided by IHAM under the Interim Management Agreement and previously provided by ACSF Management under the Prior Management Agreement. See "Proposal 1—Approval Of A New Investment Advisory And Management Agreement Between The Company And Ivy Hill Asset Management, L.P., The Company's Current Investment Adviser" for a summary of the terms of the Interim Management Agreement and the New Management Agreement.

Q:
Is the New Management Agreement substantially similar to the Prior Management Agreement and the Interim Management Agreement?

A:
The terms of the New Management Agreement are substantially similar to those of the Prior Management Agreement and the Interim Management Agreement, except for the name of the investment adviser and the date of effectiveness.

Q:
Why am I being asked to approve and ratify certain payments previously made to ACSF Management under the Prior Management Agreement?

A:
During the preparation of the proxy statement for the 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting"), the Company and the Board were advised that the composition of the Board had not met one of the regulatory requirements of the Investment Company Act dating back to the Company's initial public offering in January of 2014. While the composition of the Board now satisfies this requirement and has satisfied this requirement since March 15, 2016, you will be asked at the Special Meeting to approve and ratify certain payments made to ACSF

  Management pursuant to the Prior Management Agreement, as well as the Board's determinations with respect thereto.

  This proposal was previously submitted to the Company's stockholders for approval at the Company's 2016 Annual Meeting. As abstentions and broker non-votes had the effect of a vote against the proposal, the proposal failed to receive sufficient affirmative votes. The Board made the determination to resubmit this proposal for stockholder approval at this Special Meeting. Stockholders are only being asked to vote on the approval and ratification of payments made prior to the March 15, 2016 Board meeting.

  Additionally, if Proposal 2 is approved by stockholders at the Special Meeting, the Board has determined that the Company will also pay ACSF Management certain fees payable pursuant to the Prior Management Agreement that the Board has voluntarily chosen to have the Company accrue but not pay, which, as of December 31, 2016, was in the amount of $2.0 million. As a result of the completion of the Acquisition, ACSF Management is now an indirect wholly owned subsidiary of IHAM.

Q:
What stockholder vote is required to approve Proposal 1 (to approve the New Management Agreement between the Company and IHAM)?

A:
You may vote "For" or "Against," or abstain from voting on, Proposal 1 (to approve the New Management Agreement between the Company and IHAM). The affirmative vote of holders of at least a majority (as defined in the Investment Company Act) of the Company's outstanding common stock is required to approve Proposal 1. Under the Investment Company Act, the vote of the holders of a majority (as defined in the Investment Company Act) of the Company's outstanding common stock means the vote of the holders of the lesser of (a) 67% or more of the outstanding shares of the Company's common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of the Company's common stock. Abstentions will have the effect of a vote "Against" Proposal 1 (see, "Are abstentions and broker non-votes counted?" below).

Q:
What stockholder vote is required to approve Proposal 2 (to approve and ratify certain payments made ACSF Management under the Prior Management Agreement)?

A:
You may vote "For" or "Against," or abstain from voting on, Proposal 2 (to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement). The affirmative vote of holders of at least a majority (as defined in the Investment Company Act) of the Company's outstanding common stock is required to approve Proposal 2. Abstentions will have the effect of a vote "Against" Proposal 2 (see, "Are abstentions and broker non-votes counted?" below).

Q:
What stockholder vote is required to approve Proposal 3 (to approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting)?

A:
You may vote "For" or "Against," or abstain from voting on, Proposal 3 (to approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting). The affirmative vote of at least a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Special Meeting (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal) is required to approve Proposal 3. Stockholders present in person or represented by proxy at the

  Special Meeting who abstain will have no effect on the vote on the adjournment proposal. Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Proposal 3.

Q:
What happens if Proposal 1 (to approve the New Management Agreement between the Company and IHAM) is not approved?

A:
IHAM will provide investment advisory services to the Company up to June 3, 2017 (150 days following the date of the termination of the Prior Management Agreement) unless the Interim Management Agreement is terminated earlier by IHAM or the Company. Pursuant to Rule 15a-4 under the Investment Company Act, the management fees earned by IHAM under the Interim Management Agreement are being held in an escrow account. If the stockholders of the Company approve the New Management Agreement during the term of the Interim Management Agreement, the amount held in the escrow account under the Interim Management Agreement will be paid to IHAM. If the stockholders of the Company do not approve the proposed New Management Agreement between the Company and IHAM, the Board will assess alternative options regarding the Company, including adjourning the Special Meeting and making a reasonable additional effort to solicit support with respect to Proposal 1 in order to receive sufficient votes. If the stockholders of the Company do not approve the New Management Agreement during the term of the Interim Management Agreement (including any additional proxy solicitation period), the Board will consider alternative actions, taking into account the best interests of stockholders, including (without limitation) approving one or more other investment advisers for the Company, subject to approval by stockholders of the Company, the liquidation of the Company or merger of the Company with another party, and IHAM will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount in the escrow account, plus interest earned.

Q:
What happens if Proposal 2 (the approval and ratification of certain payments previously made to ACSF Management under the Prior Management Agreement) is not approved?

A:
In the event that stockholders do not approve Proposal 2 (the approval and ratification of certain payments previously made to ACSF Management under the Prior Management Agreement), the Board will consider what further action, if any, should be taken. In making such determination, the Board will take into account all relevant information, including but not limited to the proportion of stockholders that voted for and against the proposal, courses of action that may be legally available to the Company and ACSF Management, the Board's evaluation of the likelihood of success of such courses of action, their costs and potential benefits to the Company and the other foreseeable effects on the Company. In this regard, ACSF Management previously informed the Company of its belief that the Company would be unjustly enriched if fees previously paid to ACSF Management under the Prior Management Agreement were required to be repaid. Based on the Board's review of the services rendered by ACSF Management and a comparison of the fees paid by the Company to ACSF Management to the fees paid by other business development companies ("BDCs") with similar investment objectives and policies as well as the Company's operating expenses that ACSF Management historically voluntarily paid or reimbursed to the Company, the Board believes that the Company would be unlikely to prevail on an attempt to require the repayment of or otherwise to recoup the fees previously paid to ACSF Management under the Prior Management Agreement.

Q:
What if a stockholder does not specify a choice for a matter when authorizing a proxy?

A:
Stockholders should specify their voting choice for each matter on the accompanying proxy. If no specification is made, the votes entitled to be cast by such stockholders will be cast FOR the proposal to approve the New Management Agreement between the Company and IHAM, FOR the proposal to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement and FOR the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting.

Q:
Will my shares be voted if I do not provide my proxy?

A:
Stockholders of Record—If you are a stockholder of record (see, "What is the difference between a stockholder of record and a stockholder who holds stock in street name?" above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Special Meeting. It is important that you vote your shares.

  Street Name Holders—If your shares of common stock are held in street name (see, "What is the difference between a stockholder of record and a stockholder who holds stock in street name?" above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares will not be voted by your broker, bank or other nominee.

  The proposals (specifically, the approval of the New Management Agreement between the Company and IHAM, the approval and ratification of certain payments made to ACSF Management under the Prior Management Agreement and the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting) are not considered "routine" under applicable rules, so the broker, bank or other nominee cannot vote your shares on these proposals unless you provide to the broker, bank or other nominee voting instructions for these matters. If you do not provide voting instructions on a non-routine matter, your shares of common stock will not be voted on the matter. It is, therefore, important that you provide voting instructions to your broker, bank or other nominee.

Q:
Are abstentions and broker non-votes counted?

A:
Abstentions will be counted for the purpose of determining whether a quorum exists for the meeting. However, abstentions are not counted as votes cast. Abstentions will have the effect of a vote "Against" Proposal 1, the approval of the New Management Agreement between the Company and IHAM, and a vote "Against" Proposal 2, the approval and ratification of certain payments made to ACSF Management under the Prior Management Agreement. A vote to "abstain" or failure to vote at the Special Meeting will have no effect on the vote on Proposal 3, to approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting.

  A "broker non-vote" with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. There will not be any broker non-votes at the Special Meeting because there are no routine proposals to be voted on at the Special Meeting.

Q:
How can I revoke a proxy?

A:
The enclosed proxy is revocable at any time prior to the voting of the proxy by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Special Meeting or by attending the Special Meeting and voting in person.

  However, the mere presence of the stockholder at the Special Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Special Meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Special Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Special Meeting.

Q:
Who will pay the cost of this proxy solicitation?

A:
ACSF will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and employees of IHAM or its affiliates, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of IHAM is 245 Park Avenue, 42nd Floor, New York, New York 10167.

Q:
How many votes must be present to hold the Special Meeting?

A:
In order for us to conduct the Special Meeting, common stockholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on March 14, 2017 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the Special Meeting if you attend the meeting and vote in person or if you properly authorize a proxy by Internet, telephone or mail. Abstentions will be considered present for the purpose of determining whether a quorum is present.

Q:
What do I need to do now?

A:
We urge you to read carefully this entire document, including its annexes, and vote your shares. You should also consult with your accounting, legal and tax advisors.

Q:
Whom can I contact with any additional questions?

A:
Georgeson LLC
1290 Avenue of the Americas
9th Floor
New York, NY 10104

Banks, brokers and shareholders may call toll-free: 888-565-5190.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of March 14, 2017 (unless otherwise noted), the number of shares of the Company's common stock beneficially owned by each of its current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to the Company by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company's common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Company's common stock that he or she beneficially owns.

        The address for Mr. Lem is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. The address for each of the other directors and executive officers is American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Kevin R. Braddish	—	—
Independent Directors
Phyllis R. Caldwell	3,750	*
Gilbert Crawford	10,500	*
Larry K. Harvey	6,723	*
Named Executive Officers Who Are Not Directors
Ian P. Fitzgerald	—	—
Scott C. Lem	—	—
Penni F. Roll	—	—
All Directors, Executive Officers and Certain Other Officers as a Group (11 persons)	20,973(2)	*

*
Represents less than 1%.

(1)
Based on 10,000,100 shares of common stock outstanding as of March 14, 2017.

(2)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND IVY HILL ASSET MANAGEMENT, L.P., THE COMPANY'S CURRENT INVESTMENT ADVISER

        Stockholders of the Company are being asked to approve the New Management Agreement between the Company and IHAM. The form of the New Management Agreement is attached as Exhibit A to this Proxy Statement. At an in-person meeting of the Board held on March 2, 2017, the Board, including all of the directors who are not "interested persons" of the Company as defined in the Investment Company Act (the "Independent Directors"), unanimously voted to approve the New Management Agreement with IHAM as the investment adviser as being in the best interests of the Company and its stockholders. The Board then directed that the New Management Agreement be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the New Management Agreement.

        The affirmative vote of holders of at least a majority (as defined in the Investment Company Act) of the Company's outstanding common stock is required to approve this proposal. Abstentions will have the effect of a vote against this proposal.

Background

        ACSF Management, our previous investment adviser, was an indirect wholly owned subsidiary of ACAM, a wholly owned portfolio company of ACAS. On January 3, 2017, Ares Capital completed the Acquisition, and ACAM merged with and into IHAM, with IHAM being the surviving entity in such merger. The Prior Management Agreement automatically terminated on January 3, 2017 in accordance with its terms as a result of its deemed "assignment" under the Investment Company Act. ACSF Management terminated its business and registration as an investment adviser upon the closing of the Acquisition and is now a wholly owned subsidiary of IHAM.

        To ensure the continued management of the Company between the closing date of the Acquisition (which at the time was expected to be in early 2017), when the Prior Management Agreement terminated, and the Effective Date of the New Management Agreement, the management of the Company recommended to the Board, at an in-person meeting held on December 19, 2016, that IHAM serve as the Company's investment adviser during this interim period pursuant to the Interim Management Agreement. Rule 15a-4 under the Investment Company Act permits the board of directors, without the vote of the stockholders of a company, to approve an interim investment advisory contract in order to ensure that services are provided to the company on an interim basis following a termination of an advisory agreement previously approved by the company's stockholders. Following discussion, the Board, including all of the Independent Directors, unanimously approved the Interim Management Agreement with IHAM. On January 3, 2017, the Company entered into the Interim Management Agreement with IHAM pursuant to Rule 15a-4 under the Investment Company Act. At the December 19, 2016 meeting, the Board also considered and approved a form of investment advisory and management agreement with IHAM and recommended that it be submitted to stockholders for approval. At the March 2, 2017 meeting of the Board, the Board unanimously approved the New Management Agreement, which superseded the previously approved investment advisory and management agreement with IHAM, and directed that the New Management Agreement be submitted to stockholders for approval (see "Key Board Considerations" below).

        As the Company's current investment adviser under the Interim Management Agreement, IHAM manages the day-to-day operations of, and provides investment advisory and management services to, the Company, as ACSF Management did under the Prior Management Agreement. The Interim Management Agreement contains the same terms as the Prior Management Agreement, with the exception of its effective and termination dates and other immaterial differences.

        Consistent with Rule 15a-4 of the Investment Company Act, the Interim Management Agreement provides that IHAM will be compensated for serving as the Company's investment adviser at the same rate as in the Prior Management Agreement: an annual rate of 0.8% of the Company's total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, with no incentive fee. The Interim Management Agreement will remain in effect until the earlier of (i) the Effective Date of the New Management Agreement and (ii) June 3, 2017, unless terminated earlier by the Company or IHAM. The Interim Management Agreement also provides that it may be terminated upon (i) 10 calendar days' written notice by the vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company or the vote of the Board or (ii) 60 days' written notice by IHAM, and that it terminates immediately in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

        In addition, the Interim Management Agreement has an escrow arrangement that provides for an escrow agent to hold the management fees earned by IHAM during the term of the Interim Management Agreement in an escrow account. In accordance with Rule 15a-4(b)(2)(vi) under the Investment Company Act, if, during the term of the Interim Management Agreement, the New Management Agreement is approved by a majority of the Company's outstanding voting securities (as defined in the Investment Company Act), then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) will be paid to IHAM. In the event that the New Management Agreement is not approved by the Company's stockholders during the term of the Interim Management Agreement, then IHAM will only be entitled to receive the lesser of (i) any costs incurred in performing the Interim Management Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount in the escrow account (plus interest and income earned thereon and proceeds thereof).

        Stockholders of the Company are being asked to approve the New Management Agreement. Under the New Management Agreement, IHAM will provide investment advisory services and administrative services to the Company that are comparable to those investment advisory services and administrative services currently provided by IHAM under the Interim Management Agreement and previously provided by ACSF Management under the Prior Management Agreement. The Board, including all of the Independent Directors, unanimously approved the New Management Agreement with IHAM as the investment adviser as being in the best interests of the Company and its stockholders and directed that the New Management Agreement be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the New Management Agreement. If the stockholders of the Company do not approve the proposed New Management Agreement between the Company and IHAM, the Board will assess alternative options regarding the Company, including adjourning the Special Meeting and making a reasonable additional effort to solicit support with respect to Proposal 1 in order to receive sufficient votes, provided that the stockholders of the Company vote to approve Proposal 3. If the New Management Agreement is not approved, the Board will consider alternative options, taking into account the best interests of stockholders, including (without limitation) approving one or more other investment advisers for the Company, subject to approval by stockholders of the Company, the liquidation of the Company or merger of the Company with another party.

Summary of Prior Management Agreement and New Management Agreement

        The Prior Management Agreement was originally entered into on January 15, 2014, and its continuation was most recently approved and ratified by the Board on March 15, 2016. The New Management Agreement was unanimously approved by the Board, including all of the Independent Directors, on March 2, 2017.

        The terms of the New Management Agreement are substantially similar to those of the Prior Management Agreement, except for the name of the investment adviser and the date of effectiveness. The form of the New Management Agreement is attached hereto as Exhibit A, and the description of the New Management Agreement is qualified in its entirety by reference to Exhibit A. You should read the New Management Agreement.

        Advisory and Other Services.    Under both the Prior Management Agreement and New Management Agreement, the investment adviser has the overall responsibility to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board. Under both the Prior Management Agreement and New Management Agreement, certain administrative services with respect to the day-to-day operations of the Company are also the responsibility of the investment adviser.

        Additionally, under both the Prior Management Agreement and New Management Agreement, the investment adviser's services may be non-exclusive, and the investment adviser may engage in any other business or render similar services to other entities.

  Expenses.

        Under the Prior Management Agreement, ACSF Management was responsible for the expenses related to its personnel who provided services to the Company pursuant to the Prior Management Agreement and a separate administrative services agreement among ACSF Management, on the one hand, and ACAS and American Capital Leveraged Finance Management, LLC, on the other hand, in their capacity as administrators to ACSF Management. ACSF Management provided such administrative services at its own expense pursuant to its agreement with ACAS and American Capital Leveraged Finance Management, LLC. The Company was otherwise responsible for the costs of its operations except as provided under the Prior Management Agreement. Under the New Management Agreement, IHAM is responsible for the expenses related to personnel who provide services to the Company pursuant to the New Management Agreement and a separate administration agreement between IHAM and Ares Operations ("IHAM Administration Agreement"). IHAM provides such administrative services at its own expense. The Company will otherwise be responsible for the costs of its operations except as provided under the New Management Agreement.

        Management Fee.    Under both the New Management Agreement and the Prior Management Agreement, the management fee is calculated at an annual rate of 0.8% of the Company's total assets (excluding cash and cash equivalents and net unrealized appreciation or depreciation). The management fee is payable quarterly in arrears. The management fee is calculated based on the Company's total assets (excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under U.S. generally accepted accounting principles) at the end of the most recently completed fiscal quarter. Management fees for any partial quarter are appropriately pro rated. Both the New Management Agreement and the Prior Management Agreement also include offsets for certain fees received by the investment adviser or its affiliates from the Company's subsidiaries.

        Duration and Termination.    The New Management Agreement will remain in effect for one year after the date of its effectiveness, and the Prior Management Agreement provided that it was to remain in effect for two years after the date of the closing of the Company's initial public offering. After such effective periods, both the Prior Management Agreement and New Management Agreement provide that such agreement shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company, and (ii) the vote of a majority of the Company's directors who are not parties to such agreement, or "interested persons" (as defined in the Investment Company Act) of any party to such agreement, in accordance with the requirements of the Investment Company Act.

        Under both the Prior Management Agreement and New Management Agreement, such agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice, (i) by the vote of stockholders holding a majority of the outstanding voting securities (as defined in the

Investment Company Act) of the Company, or (ii) by the vote of the Company's directors or (iii) by the investment adviser. Under both the Prior Management Agreement and New Management Agreement, such agreement will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

        Indemnification.    Under both the Prior Management Agreement and New Management Agreement, the investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Prior Management Agreement or New Management Agreement, as applicable, or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services.

        The New Management Agreement clarifies that such indemnification obligations exist only absent willful misfeasance, bad faith or gross negligence in the performance of duties or the reckless disregard of duties and obligations.

Information About Our Current Investment Adviser

        The current investment adviser (and proposed investment adviser under the New Management Agreement), IHAM, is a wholly owned portfolio company of Ares Capital. IHAM is an SEC-registered investment adviser, comprised of an experienced team of investment professionals focused on investing in and managing primarily middle market senior secured assets through structured investment vehicles and managed accounts. As of December 31, 2016, IHAM had total assets under management of approximately $3.8 billion across approximately 19 vehicles. Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for IHAM to operate, including with respect to IHAM's management of the Company. IHAM's general partner is Ivy Hill Asset Management GP, LLC, a subsidiary of Ares Capital.

        Our President, Kevin Braddish is also president and head of IHAM. Mr. Braddish is also a Partner in the Ares Credit Group. Our Chief Financial Officer, Penni Roll, our Chief Compliance Officer, Miriam Krieger, our Chief Accounting Officer, Scott Lem, our General Counsel and Secretary, Ian Fitzgerald, our Vice President and Assistant Secretary, Joshua Bloomstein, our Vice President, Mitch Goldstein, and our Vice President and Portfolio Manager, Shelly Cleary, are all officers of IHAM and also employees of IHAM or affiliates of IHAM and may own securities in certain affiliates of IHAM, including Ares Capital.

        The address for Mr. Lem is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. The principal business address of IHAM, Ivy Hill Asset Management GP, LLC and each of the other individuals listed above is 245 Park Avenue, 42nd Floor, New York, NY 10167. The principal business address of Ares Capital is 245 Park Avenue, 44th Floor, New York, New York 10167.

Key Board Considerations

        At an in-person meeting of the Board held on December 19, 2016, the Board, including all of the Independent Directors, unanimously approved the Interim Management Agreement and a form of investment advisory and management agreement with IHAM. At an in-person meeting of the Board held on March 2, 2017, the Board, including all of the Independent Directors, unanimously approved, subject to stockholder approval, the New Management Agreement, which superseded the previously approved investment advisory and management agreement with IHAM. The Independent Directors, met separately with independent legal counsel (the "independent counsel") on multiple occasions in connection with their review of the New Management Agreement. In reaching its decision, the Board, including all of the Independent Directors, reviewed a significant amount of information, which had been furnished by IHAM at the request of the independent counsel, on behalf of the Independent Directors. At the March 2, 2017 meeting, the Independent Directors took into account their deliberations at the December 19, 2016 meeting at which they considered and approved the Interim Management Agreement with IHAM. In reaching a decision to approve the Interim Management Agreement and the New Management Agreement, the Board considered, among other things:

  (i)
  the nature, extent and quality of the advisory and other services to be provided to the Company by IHAM, including but not limited to information on IHAM's asset management team and Ares' affiliated credit group, a description of the advisory and management services to be provided by IHAM and the personnel who would be performing such services, financial information regarding IHAM and information pertaining to IHAM's compliance policies and procedures;

  (ii)
  the investment performance of the Company and IHAM, including but not limited to extensive materials regarding IHAM's investment performance, investment philosophy and investment process;

  (iii)
  the anticipated benefits and costs as a result of IHAM's service as our investment adviser, including but not limited to management fees, expense ratios and administrative expenses;

  (iv)
  the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and collateralized loan obligations and whether such limited economies of scale would benefit our stockholders;

  (v)
  IHAM's estimated pro forma profitability with respect to managing us;

  (vi)
  the limited potential for additional benefits to be derived by IHAM and its affiliates as a result of our relationship with IHAM; and

  (vii)
  various other matters, including but not limited to comparisons of the operating expense ratios of comparable BDCs.

        This summary describes the most important, but not all, of the factors considered by the Board:

        Nature, Extent and Quality of Services.    The Board considered extensive information regarding the services to be provided to the Company by IHAM and its affiliates. The Board took into account IHAM's investment philosophy and investment process. The Board also considered the experience and credentials of the investment personnel who would be responsible for managing our investment portfolio. In addition, the Board took into account the history of payment defaults, losses from asset sales and downgrades on asset purchases experienced by comparable investment mandates managed by IHAM. The reputations of IHAM and its parent company, Ares Capital, among others in the industry were also taken into consideration by the Board. The Board also took into account their familiarity with IHAM and its senior management since IHAM assumed responsibility for the day-to-day management of the Company on January 3, 2017.

        Based on its review, the Board determined that the nature, extent and quality of the services to be provided to the Company under the New Management Agreement were satisfactory.

        Investment Performance.    In considering our investment performance and the investment performance of IHAM and its affiliates, the Board discussed any anticipated changes to the Company's investment strategy and the investment philosophy and process of IHAM. The Board determined that IHAM and its affiliates were qualified to manage the Company's assets in accordance with our investment objectives and strategies.

        Costs of the Services Provided to the Company and the Profits Realized by the Investment Adviser.    The Board examined comparative data with respect to the operating expenses paid by other BDCs with comparable levels of assets, including that our management fee is generally lower than those of other BDCs and is not paid on cash or cash equivalents we hold unlike some other BDCs. The Board also considered that we will not pay a performance incentive fee. The Board noted that the proposed management fee rate under the New Management Agreement was identical to the existing management fee rate. The Board also considered the impact of the elimination of ACSF Management's voluntary limitation of operating expenses to an annual rate of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, on our operating expenses and discussed IHAM's financial condition and profitability. Based on its review of the information provided, the Board determined that the proposed management fee under the New Management Agreement was reasonable.

        Economies of Scale.    The Board considered the extent to which economies of scale with respect to the management fee would be realized if we are able to grow in size. In addition, the Board considered the impact of certain indirect benefits to be provided to the Company by IHAM, such as the potential for better allocations for investments, a more robust infrastructure and an enhanced ability to retain high-quality investment professionals. The Board determined that potential economies of scale were not a significant consideration in approving the New Management Agreement and that the proposed management fee structure was reasonable.

        Additional Benefits Derived by Investment Adviser and its Affiliates.    The Board also considered whether IHAM and its affiliates are expected to receive other benefits as a result of their relationship with us. The Board noted that Ares Operations, an affiliate of IHAM, will provide certain administrative services to IHAM in connection with IHAM's provision of services to the Company, pursuant to the IHAM Administration Agreement, and that IHAM is responsible for the expenses related to personnel who provide services to the Company pursuant to the New Management Agreement and the IHAM Administration Agreement.

        Based on the information reviewed and the discussions, the Board (including all of the Independent Directors) unanimously concluded that the management fee structure is reasonable in relation to the services to be provided and approved the New Management Agreement with IHAM as being in the best interests of the Company and its stockholders. The Board then directed that the New Management Agreement be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the New Management Agreement.

        Conclusions.    In view of the wide variety of factors that the Board considered in connection with its evaluation of the New Management Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the New Management Agreement, the Board, including all of the Independent Directors, unanimously approved the New Management Agreement as being in the best interests of the Company and its stockholders. The Board then directed that the New Management Agreement be submitted to stockholders for approval with the Board's recommendation that stockholders of the Company vote to approve the New Management Agreement.

        If the Company's stockholders approve Proposal 1, the New Management Agreement will remain in full force and effect for one year from the date of the Special Meeting and will automatically renew for successive annual periods thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the Board or a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company, and (ii) the vote of a majority of those directors of the Company who are not parties to the New Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Interim Management Agreement will terminate on the earlier of (i) the Effective Date of the New Management Agreement and (ii) June 3, 2017, unless terminated earlier by the Company or IHAM.

The Board, including all of the Independent Directors, unanimously recommends voting FOR this proposal to approve a new investment management and advisory agreement between the Company and Ivy Hill Asset Management, L.P., the Company's current investment adviser.

PROPOSAL 2: APPROVAL AND RATIFICATION OF CERTAIN PAYMENTS MADE TO ACSF MANAGEMENT UNDER THE PRIOR MANAGEMENT AGREEMENT

        This proposal seeks the approval and ratification by the stockholders of the Company of certain compensation previously made to ACSF Management pursuant to the Prior Management Agreement and of the Board's determinations with respect thereto discussed below. The Board, including all of the Independent Directors, unanimously recommends that the stockholders of the Company vote in favor of this proposal. This proposal relates only to the Prior Management Agreement and certain payments previously made to ACSF Management thereunder and to the Board's determinations with respect thereto.

        The affirmative vote of holders of at least a majority (as defined in the Investment Company Act) of the Company's outstanding common stock is required to approve this proposal. Abstentions will have the effect of a vote against this proposal.

Background

        The Investment Company Act requires that at least a majority of a BDC's directors be Independent Directors. Under the Investment Company Act, a person that is a security holder of the investment adviser to a BDC, or any parent company of the investment adviser, is an "interested person" of the BDC and the investment adviser. On March 11, 2016, the Company's management became aware that there was an issue regarding the status of two of the directors whom the Board had previously believed in good faith to be qualified as Independent Directors. Specifically, it was noted that Messrs. Harvey and Crawford owned approximately 1,424 and 4,000 shares, respectively, of ACAS common stock, the indirect owner of ACSF Management. Mr. Harvey owned shares of ACAS stock since his initial election as a director of the Company in 2014, and Mr. Crawford owned shares of ACAS stock since 2015. As such, Mr. Harvey and Mr. Crawford were "interested persons" of the Company under the Investment Company Act through the date on which they sold all of the ACAS shares they owned. During the periods when Mr. Harvey and Mr. Crawford held shares of ACAS stock, the regulatory requirement under the Investment Company Act that a majority of the Board consist of Independent Directors was not satisfied, although Messrs. Harvey and Crawford believed, based on prior legal advice, that their ownership of ACAS stock did not impair their independence. Each of Messrs. Harvey and Crawford and the Board believed that Messrs. Harvey and Crawford were Independent Directors at all times since the Company commenced operations and at all times acted as such. The Company and Messrs. Harvey and Crawford were advised that Messrs. Harvey and Crawford did not qualify as Independent Directors of the Company following a legal review conducted in connection with the preparation of the proxy statement for the 2016 Annual Meeting. Messrs. Harvey and Crawford sold all their shares of ACAS stock promptly after becoming aware that such ownership was preventing them from qualifying as Independent Directors.

        The Investment Company Act requires that certain matters such as investment advisory agreements with investment advisers be approved by a majority of the Independent Directors of a BDC's board, including management agreements and payments made to investment advisers thereunder. The initial approval and subsequent renewal of the Prior Management Agreement with ACSF Management as well as the compensation previously paid to ACSF Management under the Prior Management Agreement were reviewed, approved and ratified, as the case may be, in the ordinary course of the Company's operations by Messrs. Harvey and Crawford and Ms. Caldwell. Ms. Caldwell has at all times qualified as an Independent Director and has approved all of the matters required to be approved or ratified by a majority of the Independent Directors. In addition, Mr. Crawford qualified as an Independent Director from the time of his initial election as a director of the Company until he purchased shares of ACAS in 2015, including at the time the Prior Management Agreement was originally approved by the Board of Directors. Nevertheless, because the Board did not consist of a majority of Independent Directors as required by the Investment Company Act when these matters were considered and approved by the Board, the validity of these approvals and ratifications is uncertain.

        As explained more fully below, once Messrs. Harvey and Crawford sold their shares of ACAS stock, the Board determined that they qualified as Independent Directors. Once Messrs. Harvey and Crawford were determined to be Independent Directors and the Board was composed of a majority of Independent Directors, the Board, including all of the Independent Directors, approved and ratified all prior actions of the Board that required the action of a majority of the Independent Directors. Because investment advisory agreements are required to be approved initially by a majority of directors, including those who are Independent Directors, as well as by the stockholders of the Company, and renewed by either the affirmative vote of the board, including a majority of Independent Directors, or the stockholders of the Company, the Board believes that it is appropriate to request that the Company's stockholders ratify the payments previously made to ACSF Management under the Prior Management Agreement. Consequently, this proposal relates only to such payments and the Board's determinations with respect thereto. The Investment Company Act provides that a contract that is made in, or whose performance involves a, violation of the Investment Company Act is unenforceable by either party, unless a court finds that under the circumstances enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the purposes of the Investment Company Act. To the extent that such a contract has already been performed, a court may not deny rescission at the instance of any party unless the court finds that under the circumstances the denial of rescission would produce a more equitable result than would rescission and would not be inconsistent with the purposes of the Investment Company Act. However, it should be noted that these provisions of the Investment Company Act do not preclude recovery against any person for unjust enrichment. Additionally, the Board has voluntarily chosen to have the Company not pay certain accrued fees payable pursuant to the Prior Management Agreement. As of December 31, 2016 the Company has accrued, but not paid, management fees payable to ACSF Management in the amount of $2.0 million.

Actions of the Board

        Once management of the Company became aware of the issues surrounding the Board not being properly constituted, management promptly notified the Board and discussed the matters with the Company's outside legal counsel and independent legal counsel to the Independent Directors (the "Independent Legal Counsel"). The lead independent director of the Board also had separate discussions with such Independent Legal Counsel. An in-person Board meeting was held promptly on March 15, 2016 (the "Board Meeting"), at which management, Independent Legal Counsel to the Independent Directors and outside legal counsel to the Company were present. Management presented a summary of the issues to the Board. The Board reviewed the relationships that each of the directors had with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) to determine if any would impair his or her independence. It was noted that Messrs. Harvey and Crawford had disposed of all of their respective ACAS stock, such stock represented a small equity interest (which was de minimis both in terms of ownership of ACAS and relative to their respective net worths) in a publicly traded BDC that owned an entity that indirectly owned ACSF Management, and the Board did not believe that such ownership impaired their objectivity. The Board also noted that Ms. Caldwell had never owned any ACAS stock. It was further noted that in addition to Ms. Caldwell, Messrs. Harvey and Crawford had always conducted themselves as Independent Directors and that management and the Board had believed that all such directors were Independent Directors. Following the Board's review and discussion on the matters, the Board confirmed the continued status of Ms. Caldwell as an Independent Director and determined that Messrs. Harvey and Crawford then qualified as Independent Directors.

        At the Board Meeting, with the advice of outside legal counsel and Independent Legal Counsel, the Board and the Independent Directors also considered all prior actions of the Board that required approval by a majority of the Independent Directors. Materials relevant to the foregoing, including (i) the minutes and resolutions of the meetings of the Board of Directors since the inception of the

Company, (ii) related supporting material and information concerning the fees paid to ACSF Management, (iii) a comparison of such fees to the fees paid by other BDCs with investment objectives and policies similar to those of the Company and (iv) other information bearing on the quality of advisory services provided to the Company, each previously provided to the Board were made available to the directors. Management also confirmed that such information was current and that no material changes or supplemental materials were necessary. The Board and the Independent Directors focused their review on any potential harm to the Company and its stockholders by, among other things, any improper benefits to any party. The Independent Directors also met in executive session in consultation with Independent Legal Counsel to further discuss various considerations related to the foregoing matters.

Determinations of the Board and the Independent Directors

        At the Board Meeting, the Board, including the Independent Directors, observed that the Company had generated a stable and attractive dividend comparable to that of it its peers although with a generally more diversified portfolio. In addition, they noted that, since its initial public offering, the Company had the lowest management fee relative to comparable BDCs and a cap on certain of its operating expenses and the Company was not subject to any incentive fees. After review and discussion, the Board, including the Independent Directors, then determined that the terms of the Prior Management Agreement were fair and reasonable to the Company when made, at all times ACSF Management performed its obligations to the Company in a manner consistent with the description provided in the prospectus in all material respects, and that the payments made to ACSF Management, which were consistent with the prospectus disclosure, were fair and reasonable and not excessive. They also determined that there was no evidence of overreaching by any party to the Prior Management Agreement. Furthermore, the Board, including the Independent Directors, determined that the Company and its stockholders had experienced no economic harm during the applicable period as a result of the potential issue concerning the proper approval of the Prior Management Agreement.

        At the Board Meeting, the full Board then considered the ratification and approval in all respects of the initial approval and all renewals of, and all payments made in accordance with, the Prior Management Agreement. For the period from January 15, 2014 (the effective date of the Prior Management Agreement) through December 31, 2014, the Company paid ACSF Management management fees in the amount of $2.2 million and no incentive fee. For the fiscal year ended December 31, 2015, the Company paid ACSF Management management fees in the amount of $2.2 million and no incentive fee. For the period from January 1, 2016 through March 31, 2016 (the "First Quarter 2016"), the Company has accrued, but not paid, management fees payable to ACSF Management in the amount of $0.5 million and no incentive fee. The Board also noted that ACSF Management had borne certain of the Company's operating expenses pursuant to the terms of the Prior Management Agreement, which amounted to $1.0 million for the period from January 15, 2014 through December 31, 2014 and $0.9 million for the fiscal year ended December 31, 2015, and that if the payments made to ACSF Management under the Prior Management Agreement were not ratified and approved, then the Company may be required to reimburse ACSF Management for such operating expenses borne by ACSF Management. At the Board Meeting, the Board, including all of the directors who were not parties to the Prior Management Agreement or interested persons in any such party, unanimously ratified and approved the payments made to ACSF Management under the Prior Management Agreement and determined to honor and not seek modification of the Prior Management Agreement or reimbursement of payments previously made to ACSF Management. The Board also determined that it was appropriate to submit these matters to the stockholders for approval and ratification, and to not pay the First Quarter 2016 management fees as well as the management fees for any subsequent periods, if any, prior to the date of the 2016 Annual Meeting of the Company and instead record these fees as management fees payable on the Company's books until stockholders vote on the matter. If and when the Company's stockholders approve this proposal, any management fees payable would then be paid to ACSF Management. If stockholder approval is not obtained, the Board will further consider all of its potential courses of action as explained below, including whether to pay such fees to ACSF Management for services rendered or to continue recording the fees as management fees payable pending the outcome of any potential claims or demands for payment by ACSF Management.

        At the Board Meeting, the full Board also considered the ratification and approval in all respects of all the other prior actions of the Board that required the action of a majority of the Independent Directors. These included the approval of the Company and ACSF Management's codes of ethics and compliance programs; its transfer agent's compliance program; lead independent director designation; chief compliance officer designation; fidelity bond; and certain procedures governing transactions between the Company and affiliated persons. By unanimous vote, the full Board, including all of the Independent Directors, approved and ratified all such matters. In addition, the Audit Committee and the Compensation and Corporate Governance Committee ratified all of their respective prior actions.

Subsequent actions and effect of approval

        The Board has set the approval requirement for this proposal as the affirmative vote of the holders of a majority of the outstanding voting securities of the Company (as defined by the Investment Company Act) which means the lesser of (a) the holders of 67% or more of the shares of the Company present or represented by proxy at the Special Meeting if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of the Company. This proposal was previously submitted to the Company's stockholders for approval at the 2016 Annual Meeting. As abstentions and broker non-votes had the effect of a vote against the proposal, the proposal failed to receive sufficient affirmative votes. The Board made the determination to resubmit this proposal for stockholder approval at this Special Meeting. Stockholders are only being asked to vote on the approval and ratification of payments made prior to the March 15, 2016 Board meeting.

        Additionally, if Proposal 2 is approved by stockholders at the Special Meeting, the Board has determined that the Company will also pay ACSF Management certain fees payable pursuant to the Prior Management Agreement that the Board has voluntarily chosen to have the Company accrue but not pay, which, as of December 31, 2016, was in the amount of $2.0 million. In the event that stockholders do not approve this proposal, the Board will consider what further action, if any, should be taken. In making such determination, the Board will take into account all relevant information, including but not limited to the proportion of stockholders that voted for and against the proposal, courses of action that may be legally available to the Company and ACSF Management, the Board's evaluation of the likelihood of success of such courses of action, their costs and potential benefits to the Company and the other foreseeable effects on the Company. In this regard, ACSF Management has informed the Company that it believes the Company would be unjustly enriched were ACSF Management required to repay any amount of the fees previously paid to ACSF Management or if fees that have been accrued are not paid to ACSF Management. Based on the Board's review of the services rendered by ACSF Management and a comparison of the fees paid by the Company to ACSF Management to the fees paid by other BDCs with similar investment objectives and policies as well as the Company's operating expenses that ACSF Management historically voluntarily paid or reimbursed to the Company, as noted above, the Board believes that the Company would be unlikely to prevail on an attempt to require the repayment of or otherwise to recoup the fees previously paid to ACSF Management under the Prior Management Agreement. As described above, as a result of the completion of the Acquisition, ACSF Management is now an indirect wholly owned subsidiary of IHAM.

Conclusion and Recommendation

The Board, including all of the Independent Directors, unanimously recommends voting FOR this proposal to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement.

PROPOSAL 3: APPROVAL OF ANY ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 1 AND 2

        Stockholders of the Company are being asked to approve any adjournments of the Special Meeting, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the New Management Agreement between the Company and IHAM (Proposal 1) and/or to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement (Proposal 2). The Board does not intend to propose adjournment of the Special Meeting if there are sufficient votes to approve the New Management Agreement between the Company and IHAM and to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement.

        A stockholder voting in favor of this proposal does thereby authorize the holder of any proxy solicited by the Board to vote in favor of any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies for Proposal 1 and/or Proposal 2.

        Stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast by the holders of the Company's common stock present or represented and entitled to vote at the Special Meeting must vote "FOR" the proposal in order for it to be approved. Abstentions will have no effect on the outcome of the proposal.

        The Board, including all of the Independent Directors, unanimously recommends voting FOR this proposal to approve any adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the New Management Agreement between the Company and IHAM and/or to approve and ratify certain payments made to ACSF Management under the Prior Management Agreement at the time of the meeting.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the Company is restricted by the Investment Company Act from participating in transactions with any persons affiliated with it, including its officers and directors, and any other person controlling or under common control with the Company, subject to certain exceptions. The Board has also adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under Commission rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to the Company's Secretary any related person transaction and all material facts about the transaction. The Company's Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of the Board. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If the Company becomes aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. The Company's policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

        The Company's Code of Ethics, which was reviewed and approved by the Board and provided to all of the Company's directors and officers, ACSF Management, IHAM, the persons who provided services to the Company pursuant to ACSF Management's previous administrative services agreement, and the persons who provide services to the Company pursuant to the IHAM Administration Agreement and requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual's personal interests and the interests of the Company. Pursuant to the Company's Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Company's Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to the Company. The Company's chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by the Board or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with the Company's Secretary with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of the Code of Ethics in advance from the Company's Audit and Compliance Committee. The Company intends to post amendments to or waivers from the Code of Ethics (to the extent applicable to the Company's financial executives) on the Company's web site www.ACSF.com.

        The Company previously entered into the Prior Management Agreement with ACSF Management, an entity in which certain directors and officers of the Company and members of the investment committee of the investment adviser may have had indirect ownership and pecuniary interests. The Prior Management Agreement automatically terminated in accordance with its terms as a result of its deemed "assignment" under the Investment Company Act following the Acquisition.

        The Company previously relied on ACSF Management to administer the Company's business activities and day-to-day operations, subject to the supervision and oversight of the Board. Because neither the Company nor ACSF Management has any employees or separate facilities, ACSF Management entered into an administrative services agreement with ACAS (the parent company of ACSF Management at the time), pursuant to which ACSF Management had access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allowed ACSF Management to fulfill all of its responsibilities under the Prior Management Agreement. However, the Company was not a party to, or a third-party beneficiary under, the previous administrative services agreement. In addition, neither the previous administrative services agreement nor the Prior Management Agreement required ACSF Management, the parent company of ACSF Management or ACAS to dedicate specific personnel to the Company's operations or required any specific personnel of the parent company of ACSF Management or ACAS to dedicate a specific amount of time to the Company's business.

        The Company's wholly owned consolidated special purpose financing vehicle, ACSF Funding I, LLC ("ACSF Funding I"), previously entered into an investment advisory agreement with ACSF Management to manage its assets. No additional compensation was payable to ACSF Management under such agreement, which was terminated on January 3, 2017. On January 3, 2017, ACSF Funding I entered into a new investment advisory agreement with IHAM to manage its assets. No additional compensation is payable to IHAM under such agreement.

        The Company has entered into the Interim Management Agreement and has proposed entering into the New Management Agreement with IHAM, an entity in which certain directors and officers of the Company and members of the investment committee of IHAM may have indirect ownership and pecuniary interests. Certain directors and officers of the Company and members of the investment committee of IHAM also serve as officers or principals of other investment managers affiliated with Ares that currently, and may in the future, manage investment funds with investment objectives similar to the Company's investment objective. In addition, certain of the Company's officers and directors and the members of the investment committee of IHAM serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company's affiliates, including Ares Management. Accordingly, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares. However, IHAM intends to allocate investment opportunities in a fair and equitable manner in accordance with its investment allocation policy. The Interim Management Agreement contains the same terms as the Prior Management Agreement, with the exception of its effective and termination dates and other immaterial differences. See "Proposal 1—Approval Of A New Investment Advisory And Management Agreement Between The Company And Ivy Hill Asset Management, L.P., The Company's Current Investment Adviser" for a summary of the terms of the Interim Management Agreement and the New Management Agreement.

        The Company relies on IHAM to administer the Company's business activities and day-to-day operations, subject to the supervision and oversight of the Board. Because neither the Company nor IHAM has any employees or separate facilities, IHAM has entered into an administrative services agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary, which allows IHAM to fulfill all of its responsibilities under the Interim Management Agreement. However, the Company is not a party to, or a third-party beneficiary under, the IHAM Administration Agreement. In addition, neither the IHAM Administration Agreement nor the Interim Management Agreement requires IHAM or Ares Operations to dedicate specific personnel to the Company's operations nor a specific amount of time to the Company's business.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company's proxy statement and proxy card for consideration at the 2017 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Company's charter and bylaws (as amended, the "Bylaws"). The Company expects that the 2017 Annual Meeting of Stockholders will be held in September 2017, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's proposal must be received no later than July 10, 2017 in order to be included in the Company's proxy statement and proxy card for the 2017 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2017 Annual Meeting, under the Company's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., New York Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in connection with the Company's first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, in order for notice by the stockholder to be timely, such notice must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than June 10, 2017 and no later than 5:00 p.m., New York Time, on July 10, 2017 in order to be considered at the 2017 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

 FINANCIAL STATEMENTS AVAILABLE

        We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 to any stockholder upon request. Requests should be directed to our Investor Relations Department at American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167 or 888-818-5298.

 HOUSEHOLDING OF PROXY MATERIALS

        The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year a number of brokers with account holders who are the Company's stockholders will be "householding" the Company's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at American Capital Senior Floating, Ltd., 245 Park Avenue, 42nd Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on May 19, 2017

        The Notice of Special Meeting of Stockholders and Proxy Statement are available at http://materials.proxyvote.com/02504D.

 OTHER MATTERS

        Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the Notice of Special Meeting of Stockholders. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

        You are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.

By Order of the Board of Directors,

Kevin R. Braddish Director and Chief Executive Officer

New York, New York
March 29, 2017

 Exhibit A

MANAGEMENT AGREEMENT

        This Management Agreement (this "Agreement"), dated as of              , 2017 (the "Execution Date"), is by and between American Capital Senior Floating, Ltd., a Maryland corporation (the "Company"), and Ivy Hill Asset Management, L.P., a Delaware limited partnership (the "Manager").

W I T N E S S E T H:

        WHEREAS, the Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Investment Company Act");

        WHEREAS, the Manager is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

        WHEREAS, on January 15, 2014, the Company and American Capital ACSF Management, LLC, a Delaware limited liability company (the "Prior Manager"), entered into a Management Agreement (the "Original Agreement"), pursuant to which the Manager agreed to furnish, amongst other things, investment advisory services to the Company;

        WHEREAS, on January 3, 2017, American Capital Asset Management, LLC, the Prior Manager's parent company, merged with and into the Manager, with the Manager as the surviving entity (the "Merger") thereby causing the Original Agreement to terminate in accordance with its terms;

        WHEREAS, on January 3, 2017, in accordance with Rule 15a-4 under the Investment Company Act, the Company entered into an interim management agreement with the Manager (the "Interim Agreement") to furnish investment advisory services and administrative services to the Company and its subsidiaries;

        WHEREAS, as of the date hereof, the Interim Agreement will terminate in accordance with its terms as a result of the Company entering into this Agreement; and

        WHEREAS, the Company desires to retain the Manager to furnish investment advisory services and administrative services to the Company and its subsidiaries, and the Manager wishes to be retained to provide such services, on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Manager hereby agree as follows:

        1.    Duties of Manager.

          (a)    Employment of Manager.    The Company hereby employs the Manager to act as the investment adviser to the Company and its subsidiaries and to manage the day-to-day operations of the Company and its subsidiaries and the investment and reinvestment of the assets of the Company and its subsidiaries, subject at all times to the further terms and conditions herein set forth and to the supervision of, and such further limitations or parameters as may be imposed by, the Board of Directors of the Company (the "Board"), during the term hereof in accordance with:

              (i)  the investment objectives, policies and restrictions of the Company, which objectives, policies and restrictions are those set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 814-01025), initially filed with the Securities and Exchange Commission (the "SEC") on March     , 2017, as supplemented, amended or superseded from time to time;

             (ii)  the Investment Company Act and the Advisers Act, subject to the terms of any exemptive order applicable to the Company; and

            (iii)  all other applicable federal and state laws, rules and regulations, and the Company's articles of incorporation and bylaws.

        The Manager hereby accepts such employment and agrees during the term hereof to so render investment advisory services and administrative services to the Company and its subsidiaries as required herein, subject to the payment of compensation and other terms and conditions provided for herein.

          (b)    Certain Services.    Without limiting the generality of Section 1(a), the Manager will be responsible for the day-to-day operations of the Company and its subsidiaries and will perform (or cause to be performed) such services and activities relating to the investments and operations of the Company and its subsidiaries as may be appropriate, which, subject to the oversight and any required approval of the Board, may include, without limitation, unless otherwise instructed by the Board:

              (i)  maintaining an investment committee of the Manager, the members of which shall consist of the officers of the Manager or its affiliates, which may, among other responsibilities, implement changes to the Company's operating policies and guidelines;

             (ii)  serving as a consultant to the Company and its subsidiaries with respect to the periodic review of their investments, borrowings and operations and the policies and recommendations with respect thereto;

            (iii)  serving as a consultant to the Company and its subsidiaries with respect to selecting, purchasing, financing, monitoring and disposing of its investments;

            (iv)  serving as a consultant to the Company and its subsidiaries with respect to decisions regarding any financings, hedging activities or borrowings undertaken by the Company or its subsidiaries, including (1) assisting the Company in developing criteria for debt and equity financing that is specifically tailored to the Company's investment objectives and (2) advising the Company and its subsidiaries with respect to obtaining appropriate financing for its investments;

             (v)  subject to Section 2(a), providing the Company with a management team, including a Chief Executive Officer and Chief Financial Officer or similar positions, along with appropriate support personnel to provide the management services to be provided by the Manager to the Company hereunder, who shall devote such of their time to the management of the Company as necessary and appropriate, commensurate with the level of activity of the Company from time to time;

            (vi)  advising the Company with respect to any equity incentive plans that it may establish for the Company's directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act);

           (vii)  providing the Company and its subsidiaries with portfolio management;

          (viii)  engaging and supervising, on the Company's behalf and at the Company's expense, independent contractors that provide investment banking, securities brokerage, insurance, diligence, legal, accounting, valuation, transfer agent, registrar and such other services as may be required relating to the Company's and its subsidiaries' operations or investments (or potential investments);

            (ix)  providing executive and administrative personnel, office space and office services required in rendering services to the Company and its subsidiaries;

             (x)  performing and supervising the performance of administrative functions necessary in the Company's and its subsidiaries' management as may be agreed upon by the Manager and the Board, including, without limitation, the services in respect of any equity incentive plan the Company may establish for its independent directors, the collection of revenues and the payment of the Company's or its subsidiaries' debts and obligations and maintenance of appropriate information technology services to perform such administrative functions;

            (xi)  communicating on behalf of the Company with the holders of any of the Company's equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading exchanges or markets and to maintain effective relations with such holders, including website maintenance, logo design, analyst presentations, investor conferences and annual meeting arrangements;

           (xii)  counseling the Company in connection with policy decisions to be made by the Board;

          (xiii)  counseling the Company regarding the requirements to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (including the U.S. Treasury regulations promulgated thereunder, the "Code"), and monitoring compliance with the various RIC qualification tests and other rules set out in the Code;

          (xiv)  counseling the Company regarding the requirements to qualify as a BDC and monitoring compliance with the various BDC qualification tests and other rules set out in the Investment Company Act;

           (xv)  offering to make significant managerial assistance available to each of the Company's portfolio companies, as required by the Investment Company Act;

          (xvi)  voting any proxies solicited by an issuer of securities held by the Company;

         (xvii)  furnishing reports and statistical and economic research to the Company regarding the activities and services performed for the Company or its subsidiaries by the Manager;

        (xviii)  monitoring the operating performance of the Company's and its subsidiaries' investments and providing periodic reports with respect thereto to the Board, including comparative information with respect to such operating performance and budgeted or projected operating results;

          (xix)  investing and re-investing any of the Company's or its subsidiaries' monies and securities (including in short-term investments, payment of fees, costs and expenses, or payments of dividends or distributions to the Company's stockholders) and advising the Company as to its capital structure and capital-raising activities;

           (xx)  engaging on behalf of the Company or its subsidiaries, or recommending their retention of, qualified accountants and legal counsel, as applicable, to (1) assist in developing appropriate procedures, internal controls, compliance procedures and testing systems with respect to the provisions of the Code applicable to RICs and (2) conduct quarterly compliance reviews with respect thereto;

          (xxi)  qualifying the Company and its subsidiaries to do business in all jurisdictions in which such qualification is required and ensuring the Company and its subsidiaries obtain and maintain all appropriate licenses;

         (xxii)  assisting the Company and its subsidiaries in complying with all regulatory requirements applicable to it in respect of its business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended;

        (xxiii)  taking all necessary actions to enable the Company and its subsidiaries to make required tax filings and reports, including soliciting stockholders for required information to the extent necessary under the Code applicable to RICs;

        (xxiv)  assisting in handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which the Company or its subsidiaries may be involved or to which it may be subject arising out of its day-to-day operations;

          (xxv)  arranging marketing materials, advertising, industry group activities (such as conference participations and industry organization memberships) and other promotional efforts designed to promote the Company's business;

        (xxvi)  using commercially reasonable efforts to cause expenses incurred by or on behalf of the Company or its subsidiaries to be commercially reasonable or commercially customary;

       (xxvii)  performing such other services as may be required from time to time for the management and other activities relating to the Company's and its subsidiaries' assets, business and operations as the Board reasonably requests or the Manager deems appropriate under the particular circumstances; and

      (xxviii)  using commercially reasonable efforts to cause the Company and its subsidiaries to comply with all applicable laws.

        The Manager shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company and its subsidiaries, including the execution and delivery of all documents relating to their investments and the placing of orders for other purchase or sale transactions on behalf of the Company and its subsidiaries. In the event that the Company or any of its subsidiaries determines to incur debt financing, the Manager shall arrange for such financing on its behalf, subject to the oversight and any required approval of the Board. If it is necessary for the Manager to make investments on behalf of the Company through a special purpose vehicle, the Manager shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

          (c)    Sub-Advisors.    Subject to the requirements of the Investment Company Act (including any approval by the vote of holders of a majority of outstanding voting securities of the Company required under Section 15(a) of the Investment Company Act), the Manager is hereby authorized (but not required) to enter into one or more sub-advisory agreements with other investment advisers (each, a "Sub-Advisor") pursuant to which the Manager may obtain the services of the Sub-Advisor(s) to assist the Manager in providing the investment advisory services required to be provided by the Manager under this Agreement. Specifically, the Manager may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company's investment objectives, policies and restrictions, and work, along with the Manager, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company and its subsidiaries, subject in all cases to the oversight and any required approval of the Manager and the Board. Any sub-advisory agreement entered into by the Manager shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. The Manager, and not the Company, shall be responsible for any compensation payable to any Sub-Advisor. Nothing in this subsection (c) will obligate the Manager to pay any expenses that are the expenses of the Company under Section 2.

          (d)    Independent Contractors.    The Manager and any Sub-Advisor shall for all purposes herein each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company and its subsidiaries in any way or otherwise be deemed an agent of the Company and its subsidiaries.

          (e)    Books and Records.    The Manager shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and its subsidiaries and shall specifically maintain all books and records with respect to the portfolio transactions of the Company and its subsidiaries and shall render to the Board such periodic and special reports as the Board may reasonably request. The Manager agrees that all records that it maintains for the Company and its subsidiaries are the property of the Company and shall surrender promptly to the Company any such records upon the Company's request; provided that the Manager may retain a copy of such records.

        2.    Allocation of Costs and Expenses.

          (a)    Expenses Payable by Manager.    The Manager shall be responsible for the expenses related to any and all personnel of the Manager and its affiliates who provide services to the Company and its subsidiaries pursuant to this Agreement or to the Manager pursuant to the Administration Agreement, dated as of July 1, 2010, between the Manager and Ares Operations LLC (the "Administrator"), as amended (including each of the officers of the Company and any directors of the Company who are also employees of the Manager or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel.

          (b)    Expenses Payable by the Company.    Subject to Section 2(c), the Company shall pay all of its costs and expenses and shall reimburse the Manager or its affiliates for expenses of the Manager and its affiliates incurred on behalf of the Company or its subsidiaries, excepting only those expenses that are specifically the responsibility of the Manager pursuant to Section 2(a) of this Agreement. Without limiting the generality of the foregoing, it is specifically agreed that the following costs and expenses of the Company or any subsidiary shall be paid by the Company and shall not be paid by the Manager or affiliates of the Manager:

              (i)  costs incurred in connection with formation and capital raising activities;

             (ii)  transaction costs incident to the acquisition, disposition, financing, hedging and ownership of the Company's and its subsidiaries' investments;

            (iii)  diligence costs incurred for prospective investments;

            (iv)  expenses incurred in contracting with third parties;

             (v)  external legal, auditing, accounting, consulting, investor relations, portfolio valuation, brokerage and administrative fees and expenses;

            (vi)  the compensation and expenses of the Company's directors who are not employees of the Manager or any of its affiliates and the cost of liability insurance to indemnify the Company's directors and officers and the officers and employees of the Manager and its affiliates who provide services to the Company;

           (vii)  the costs associated with the Company's or any of its subsidiaries' establishment and maintenance of any indebtedness (including commitment fees, accounting fees, legal fees, closing costs, rating agency fees and similar expenses);

          (viii)  expenses related to the payment of dividends;

            (ix)  costs incurred by the Board and personnel of the Manager or its affiliates for travel on the Company's behalf;

             (x)  expenses relating to communications to holders of the Company's securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies;

            (xi)  tax and license fees applicable to the Company and its subsidiaries, including external fees for tax and regulatory compliance;

           (xii)  insurance costs incurred by the Company and its subsidiaries;

          (xiii)  transfer agent, custodial, trustee, third party loan administration and exchange listing fees;

          (xiv)  the costs of printing and mailing proxies and reports to the Company's stockholders;

           (xv)  the costs of establishing and maintaining the Company's website;

          (xvi)  all costs of organizing, modifying or dissolving the Company or any subsidiary and costs in preparation of entering into or exiting any business activity;

         (xvii)  the Company's pro rata portion of costs associated with any computer software, hardware or information technology services that are used by the Company or its subsidiaries;

        (xviii)  the Company's pro rata portion of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by it;

          (xix)  settlement, clearing, trustee, prime brokerage and custodial fees and expenses relating to the Company and its subsidiaries;

           (xx)  the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to us), all taxes and license fees and all insurance costs incurred on behalf of the Company and its subsidiaries;

          (xxi)  the costs of administering the Company's equity incentive plans; and

         (xxii)  the Company's pro rata portion of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the operations of the Company and its subsidiaries.

          (c)    Reimbursement of Expenses.    Costs and expenses incurred by the Manager on behalf of the Company and its subsidiaries shall be reimbursed monthly to the Manager. The Manager shall prepare a written statement in reasonable detail documenting the costs and expenses of the Company and its subsidiaries and those incurred by the Manager on behalf of the Company and its subsidiaries during each month, and shall deliver such written statement to the Company within sixty (60) days after the end of each month. The Company shall pay all amounts payable to the Manager pursuant to Section 2(b) within five (5) business days after the receipt of the written statement without demand, deduction, offset or delay. Cost and expense reimbursement to the Manager shall be subject to adjustment at the end of each calendar year in connection with the annual audit of the Company. The provisions of this Section 2 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

          (d)    Portfolio Company's Compensation.    In certain circumstances the Manager, any Sub-Advisor, or any of their respective affiliates, may receive compensation from a portfolio company, in connection with the Company's investment in such portfolio company. Any compensation received by the Manager, Sub-Advisor, or any of their respective affiliates, attributable to the Company's investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the Investment Company Act, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its stockholders.

        3.    Compensation of Manager.    The Company agrees to pay, and the Manager agrees to accept, as compensation for the services provided by the Manager hereunder, a management fee as hereinafter set forth (the "Management Fee"). To the extent permitted by applicable law, the Manager may elect, or the Company may adopt a deferred compensation plan pursuant to which the Manager may elect, to defer all or a portion of its fees hereunder for a specified period of time.

          (a)    Management Fee.    The Management Fee shall be 0.8% per annum of the Company's total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under U.S. generally accepted accounting principles at the end of the most recently completed fiscal quarter. Management Fees for any partial quarter shall be prorated based on the number of days in such quarter. Notwithstanding anything herein to the contrary, to the extent that the Manager or an affiliate of the Manager provides investment advisory, collateral management or other similar services to a subsidiary of the Company for which the Manager or such affiliate receives a fee, the Management Fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Manager by such subsidiary for such services and (b) the percentage of such subsidiary's total equity that is owned, directly or indirectly, by the Company.

          (b)    Payment of Management Fee.    The Manager shall prepare a written statement in reasonable detail documenting the calculation of the Management Fee and shall deliver such written statement to the Company within sixty (60) days after the end of each fiscal quarter. The Company shall pay all amounts payable to the Manager pursuant to Section 3(a) within five (5) business days after the receipt of the written statement without demand, deduction, offset or delay. The Company shall make any payments due hereunder to the Manager or to the Manager's designee as the Manager may otherwise direct.

          (c)    Waiver or Deferral of Fee.    The Manager shall have the right to elect to waive or defer all or a portion of the Management Fee that would otherwise be paid to it. Prior to the payment of any fee to the Manager, the Company shall obtain written instructions from the Manager with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Manager and not paid over to the Manager with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of a liquidity event, as the Manager may determine upon written notice to the Company.

        4.    Representations, Warranties and Covenants of Manager.    The Manager represents and warrants that it is registered as an investment adviser under the Advisers Act. The Manager agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, including the Investment Company Act and the Advisers Act. The Manager agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the Investment Company Act, as such code of ethics may be amended from time to time.

        5.    Excess Brokerage Commissions.    The Manager is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company's portfolio, and constitutes the best net results for the Company.

        6.    Proxy Voting.    The Manager shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Manager's proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Company has been provided with a copy of the Manager's proxy voting policies and procedures and has been informed as to how it can obtain further information from the Manager regarding proxy voting activities undertaken on behalf of the Company.

        7.    Activities of Manager.    The services of the Manager to the Company and its subsidiaries are not exclusive, and the Manager and/or any of its affiliates may engage in any other business or render similar or different services to others, including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company and its subsidiaries hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Manager or any such affiliate to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company's portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Manager shall be the only investment adviser for the Company and its subsidiaries, subject to the Manager's right to enter into sub-advisory agreements. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Manager and its affiliates, as members, directors, managers, partners, officers, employees or otherwise, and that the Manager and directors, officers, employees, partners, stockholders, members and managers of the Manager and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

        8.    Responsibility of Dual Directors, Officers and/or Employees.    If any person who is a member, manager, partner, officer or employee of the Manager or the Administrator or an affiliate thereof is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then while he or she is performing services on behalf of the Company as a director, officer and/or employee of the Company, such member, manager, partner, officer and/or employee of the Manager or the Administrator or an affiliate shall be deemed to be acting in such capacity solely for the Company, and not as a member, manager, partner, officer or employee of the Manager or the Administrator or under the control or direction of the Manager or the Administrator, even if paid by the Manager or the Administrator.

        9.    Limitation of Liability of Manager; Indemnification.    The Manager and its affiliates and its and its affiliates' respective directors, officers, employees, members, managers, partners and stockholders (each of whom shall be deemed a third party beneficiary hereof) (collectively, the "Indemnified Parties") shall not be liable to the Company or its subsidiaries or its and its subsidiaries' respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Company shall indemnify, defend and protect the

Indemnified Parties and hold them harmless from and against all claims or liabilities (including reasonable attorneys' fees) and other expenses reasonably incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or in connection with the performance of any of the Manager's duties or obligations under this Agreement, any sub-advisory agreement or otherwise as an investment adviser of the Company, in each case to the fullest extent such indemnification is then permitted under the Company's articles of incorporation, the Investment Company Act, the Advisers Act, the laws of the State of Maryland and any other applicable law.

        Notwithstanding the foregoing provisions of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of the reckless disregard of the Manager's duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

        10.    Effectiveness, Duration and Termination.

        (a)   This Agreement shall become effective as of the date hereof. Once effective, this Agreement shall remain in effect for one year after the Execution Date, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by:

            (i)  the vote of the Board, or by the vote of holders of a majority of the outstanding voting securities of the Company; and

           (ii)  the vote of a majority of the Company's directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party hereto, in accordance with the requirements of the Investment Company Act.

        (b)   This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice, by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board or (iii) the Manager.

        (c)   This Agreement shall automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause this Agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of the Manager.

        (d)   The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Manager shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Manager shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Manager and the Indemnified Parties as and to the extent applicable.

        11.    Third Party Beneficiaries.    Nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto and the Indemnified Parties any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        12.    Amendments of this Agreement.    This Agreement may not be amended or modified except by an instrument in writing signed by both parties hereto, and upon the consent of stockholders of the Company in conformity with the requirements of the Investment Company Act.

        13.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties hereto unconditionally and irrevocably consent to the exclusive jurisdiction of the federal and state courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        14.    No Waiver.    The failure of either party hereto to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

        15.    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

        16.    Headings.    The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        17.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

        18.    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at their respective principal executive office addresses.

        19.    Entire Agreement.    This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to such subject matter.

        20.    Certain Matters of Construction.

        (a)   The words "hereof," "herein," "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

        (b)   Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

        (c)   The word "including" shall mean including without limitation.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

AMERICAN CAPITAL SENIOR FLOATING, LTD.
By:
Name:
Title:
IVY HILL ASSET MANAGEMENT, L.P.
By:
Name:
Title:

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AMERICAN CAPITAL SENIOR FLOATING, LTD. 245 Park Avenue, 42nd Floor New York, NY 10167 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR each of Proposals 1, 2 and 3. For 0 0 0 Against 0 0 0 Abstain 0 0 0 1. To consider and vote upon a proposal to approve a new investment advisory and management agreement between the Company and Ivy Hill Asset Management, L.P., the Company's current investment adviser. To approve and ratify certain payments made to the Company's prior investment adviser under the Company's prior management agreement. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1 or Proposal 2. 2. 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000327767_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com AMERICAN CAPITAL SENIOR FLOATING, LTD. Special Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN CAPITAL SENIOR FLOATING, LTD. FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2017 AT 11:00 AM The undersigned hereby appoints Kevin R. Braddish, Ian P. Fitzgerald and Joshua M. Bloomstein, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend a Special Meeting of Stockholders of American Capital Senior Floating, Ltd. (the “Company”) to be held at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, on May 19, 2017 at 11:00 a.m., New York Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. Continued and to be signed on reverse side 0000327767_2 R1.0.1.15

QuickLinks

PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING
FINANCIAL STATEMENTS AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Exhibit A
MANAGEMENT AGREEMENT
W I T N E S S E T H